DESCRIPTION OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
               REFLECTING THE ACQUISITION OF LAS VEGAS MOTOR SPEEDWAY

The following unaudited pro forma financial statements have been prepared giving effect to Speedway Motorsports, Inc.'s (SMI) acquisition of Las Vegas Motor Speedway (LVMS) as if the transaction had taken place as of September 30, 1998 for the pro forma balance sheet, and as of January 1, 1997 for the statements of income for the year ended December 31, 1997 and the nine months ended September 30, 1998. Interim financial statements included in SMI's Report on Form 10-Q for the nine months ended September 30, 1998 represent the latest filed with the Securities and Exchange Commission.

The acquisition has been accounted for using the purchase method in accordance with Accounting Principles Board Opinion ("APB") No. 16. The purchase price has been allocated to the assets and liabilities acquired at their estimated fair market values at acquisition date. SMI has obtained an independent appraisal of the LVMS property and equipment, the fair values of which have been used in the accompanying pro forma financial statements. In the near future, SMI plans to obtain an independent appraisal of the fair value of other net assets acquired, including identifiable intangibles, if any. Accordingly, the purchase price allocation is preliminary. However, based on current information, SMI management does not expect the final allocation of the purchase price to be materially different from that used in the following pro forma balance sheets and statements of income.

The unaudited pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of SMI and LVMS.


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


PRO FORMA BALANCE SHEET
SPEEDWAY MOTORSPORTS, INC.
SEPTEMBER 30, 1998
(UNAUDITED)
(In thousands)


                                                  12/31/97              9/30/98
Exhibit No. 99.7                                Historical(1)          Historical                           Pro Forma
                                                ------------   --------------------------   Pro Forma       Adjustments   9/30/98
                                                   LVMS           SMI           LVMS        Adjustments         Notes     Pro Forma
                                                ------------   -----------   ----------  --------------  ------------ ------------
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                         $4,607       $23,580      $14,523        ($13,530)       J             $24,573
   Restricted cash                                       --         1,267           --              --                        1,267
   Accounts and notes receivable                      5,786        19,759          769            (769)       C              19,759
   Inventories                                          174        10,636          223              --                       10,859
   Speedway condominiums held for sale                   --         8,308           --              --                        8,308
   Prepaid expenses                                       2         2,120           21             (21)       D               2,120
                                                ------------   -----------   ----------  --------------                -------------
          Total current assets                       10,569        65,670       15,536         (14,320)                      66,886
                                                ------------   -----------   ----------  --------------                -------------
PROPERTY AND EQUIPMENT, NET                         139,309       498,118      163,499          48,112        A             709,729
                                                ------------   -----------   ----------  --------------                -------------
GOODWILL AND OTHER INTANGIBLE ASSETS, NET                --        49,008           --           7,593        B              56,601
                                                ------------   -----------   ----------  --------------                -------------
OTHER ASSETS
   Marketable equity securities                          --           929           --              --                          929
   Notes receivable                                      --        10,927           --              --                       10,927
   Other assets                                          --         9,020           --              --                        9,020
                                                ------------   -----------   ----------  --------------                -------------
          Total other assets                             --        20,876           --              --                       20,876
                                                ------------   -----------   ----------  --------------                -------------
          TOTAL                                    $149,878      $633,672     $179,035         $41,385                     $854,092
                                                ============   ===========   ==========  ==============                =============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Current maturities of long-term debt                $736          $481         $401           ($401)       E                $481
   Revolving bank credit facility borrowings             --            --           --         210,680        E             210,680
   Accounts payable                                     393        11,465          212            (212)       F              11,465
   Deferred race event income, net                   13,073        51,076        7,929              --                       59,005
   Accrued income taxes                                  --         6,433           --              --                        6,433
   Accrued expenses and other liabilities               656        12,662        2,346          (2,099)       G              12,909
                                                ------------   -----------   ----------  --------------                -------------
          Total current liabilities                  14,858        82,117       10,888         207,968                      300,973
LONG-TERM DEBT                                           --       234,312           --              --                      234,312
PAYABLE TO AFFILIATED COMPANIES                          --         2,603           --              --                        2,603
DEFERRED INCOME, NET                                     --        15,579           --              --                       15,579
DEFERRED INCOME TAXES                                    --        18,695           --              --                       18,695
OTHER LIABILITIES                                        --         2,279           --           1,564        H               3,843
                                                ------------   -----------   ----------  --------------                -------------
          Total liabilities                          14,858       355,585       10,888         209,532                      576,005
                                                ------------   -----------   ----------  --------------                -------------

TOTAL STOCKHOLDERS' EQUITY                          135,020       278,087      168,147        (168,147)       I             278,087
                                                ------------   -----------   ----------  --------------                -------------
          TOTAL                                    $149,878      $633,672     $179,035         $41,385                     $854,092
                                                ============   ===========   ==========  ==============                =============

                                                               See notes to pro forma financial statements.


(1)  Presented for informational purposes only.



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



                           SPEEDWAY MOTORSPORTS, INC.
                     NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              AT SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

A. Increase in property and equipment acquired to fair value at acquisition date based on independent appraisal:
   - Non-depreciable land and construction in progress not
     placed into service......................................       44,401
   - Depreciable property and equipment ......................        3,711
                                                                   --------
                                                                   $ 48,112
                                                                   ========
B. Increase in excess of cost over fair values assigned to net assets acquired (goodwill)(amortized on straight-line basis
   over 40 years).............................................        7,593
                                                                   ========
C. Decrease in accounts receivable to eliminate amounts not
   acquired in purchase ......................................         (769)
                                                                   ========
D. To eliminate prepaid expenses not acquired in purchase.....          (21)
                                                                   ========
E. Net increase in debt:
   - To eliminate LVMS debt not assumed in purchase ..........         (401)
   - Increase in SMI revolving bank credit facility borrowings
     for pro forma purposes (see Note L below)................      210,680
                                                                   --------
                                                                   (210,279)
                                                                   ========
F. To eliminate accounts payable not assumed in purchase......         (212)
                                                                   ========
G. Decrease in accrued expenses and other liabilities:
   - To record accrued expenses for direct acquisition costs..          247
   - To eliminate accrued expenses and other liabilities not
     assumed in purchase......................................      ( 2,346)
                                                                   --------
                                                                    ( 2,099)
                                                                   ========
H. Increase in non-current other liabilities for obligation
   issued to former LVMS stockholder .........................        1,564
                                                                   ========
I. To eliminate historical equity of LVMS.....................     (168,147)
                                                                   ========
J. Cash retained by seller....................................      (13,530)
                                                                   ========
K. Purchase price summary:
   - Cash paid at closing ....................................      210,779
   - Direct costs of acquisition .............................          889
                                                                   --------
   - Total purchase price ....................................      211,668
                                                                   ========
   Allocation of purchase price:
   - Book value of net assets acquired .......................      155,963
   - Step-up in fair value of property and equipment .........       48,112
   - Excess of cost over fair values assigned (goodwill) .....        7,593
                                                                   --------
   - Total purchase price ....................................     $211,668
                                                                   ========

L. Increase in revolving bank credit facility borrowings for pro forma purposes:

For pro forma presentation purposes, as set forth in Note E above, SMI borrowed an aggregate of $210,680 under its revolving bank credit facility to effect the December 1, 1998 acquisition. Cash disbursed was assumed to be funded with credit facility borrowings at 7.75% interest. The additional pro forma interest, net of amounts retroactively capitalized for construction in progress, has been reflected in the pro forma statements of income. Interest costs of $1,570 for the nine months ended September 30, 1998, and $2,793 for the year ended
December 31, 1997, were assumed capitalizable for pro forma presentation purposes.

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

PRO FORMA STATEMENT OF INCOME
SPEEDWAY MOTORSPORTS, INC.
NINE MONTHS ENDED SEPTEMBER 30, 1998
(Unaudited)
(In thousands except per share amounts)




Exhibit No. 99.7
                                                    Historical                               Pro Forma
                                         ----------------------------     Pro Forma         Adjustments
                                          SMI                LVMS       Adjustments            Notes                 Pro Forma
                                         ---------     ----------   -------------------- ----------------   ---------------------
REVENUES:
 Admissions                               $82,157        $10,483                --                                      $92,640
 Event related revenue                     82,674         17,766                --                                      100,440
 Other operating revenue                   12,616             14                --                                       12,630
                                         ---------     ----------   ---------------                        ---------------------
    Total revenues                        177,447         28,263                --                                      205,710
                                         ---------     ----------   ---------------                        ---------------------

OPERATING EXPENSES:
 Direct expenses of events                 66,132         10,949                --                                       77,081
 Other direct operating expenses            8,138              0                --                                        8,138
 General and administrative                25,486          5,493                --                                       30,979
 Depreciation and amortization             14,847          3,039               421          A                            18,307
                                         ---------     ----------   ---------------                        ---------------------
    Total operating expenses              114,603         19,481               421                                      134,505
                                         ---------     ----------   ---------------                        ---------------------

OPERATING INCOME                           62,844          8,782              (421)                                      71,205

Interest Income (Expense), Net             (8,483)           339           (10,723)         B                           (18,867)
Other Income, Net                           1,626              6                --                                        1,632
                                         ---------     ----------   ---------------                        ---------------------

INCOME BEFORE INCOME TAXES                 55,987          9,127           (11,144)                                      53,970

Income Tax Provision (Benefit)             22,401             --              (807)         C                            21,594
                                         ---------     ----------   ---------------                        ---------------------

NET INCOME                                $33,586         $9,127          ($10,337)                                     $32,376
                                         =========     ==========   ===============                     ========================


BASIC EARNINGS PER SHARE                    $0.81                                                                         $0.78
                                         =========                                                      ========================

  Weighted Average Shares Outstanding      41,479                                                                        41,479
                                         =========                                                      ========================


DILUTED EARNINGS PER SHARE                  $0.79                                                                          $0.76
                                         =========                                                      ========================

  Weighted Average Shares Outstanding      44,599                                                                         44,599
                                         =========                                                      ========================


                                             See notes to pro forma financial statements.








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




                           SPEEDWAY MOTORSPORTS, INC.
                  NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

A. Increase in depreciation and amortization:
   - Depreciation of step-up in fair value of property and
     equipment using straight-line basis .......................       278
   - Amortization of goodwill (amortized on straight-line
     basis over 40 years) ......................................       143
                                                                   -------
                                                                      $421
                                                                   =======

B. Change in interest income (expense), net:
 -   Interest expense on increase in revolving bank credit
     facility borrowings for pro forma purposes using assumed
     7.75% interest (see Note L of September 30, 1998 pro forma
     balance sheet).............................................   (10,675)
   - Interest expense on SMI obligation issued to former LVMS
     stockholder - imputed interest at 6.4%.....................       (69)
   - Elimination of interest expense on notes payable not
     assumed in purchase .......................................        21
                                                                   -------
                                                                   (10,723)
                                                                   =======
C. Decrease in income tax provision:
   - Income tax benefit of pro forma adjustments and income
   before income taxes of LVMS on consolidated income tax
   provision using SMI effective income tax rate of 40%.........   $  (807)
                                                                   =======


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